EXHIBIT 10.10

Execution Version

FIRST AMENDING AGREEMENT TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

dated as of December 15, 2016

ALTALINK, L.P.
as Borrower
- and -
ALTALINK MANAGEMENT LTD.
as General Partner
- and -
THE BANK OF NOVA SCOTIA
as Administrative Agent of the Lenders, Co-Lead Arranger and Co-Bookrunner
- and -
ROYAL BANK OF CANADA
as Syndication Agent, Co-Lead Arranger and Co-Bookrunner
- and -
THE BANK OF MONTREAL AND NATIONAL BANK OF CANADA
as Co-Documentation Agents
- and -
THE BANK OF NOVA SCOTIA, ROYAL BANK OF CANADA, THE BANK OF MONTREAL, NATIONAL BANK OF CANADA, THE TORONTO-DOMINION BANK AND ALBERTA TREASURY BRANCHES,
as Lenders

AMENDING AGREEMENT TO THE FOURTH AMENDED AND RESTATED CREDIT AGREEMENT, dated as of December 15, 2016 among AltaLink, L.P., as Borrower, AltaLink Management Ltd., as General Partner, The Bank of Nova Scotia as Administrative Agent of the Lenders (the “Administrative Agent”), Co-Lead Arranger and Co-Bookrunner, Royal Bank of Canada as Syndication Agent, Co-Lead Arranger and Co-Bookrunner, The Bank of Montreal and National Bank of Canada as Co-Documentation Agents and each of The Bank of Nova Scotia, Royal Bank of Canada, The Bank of Montreal, National Bank of Canada, The Toronto-Dominion Bank and Alberta Treasury Branches, as Lenders.
RECITALS
WHEREAS AltaLink Management Ltd., in its capacity as general partner of AltaLink, L.P., as Borrower, the Administrative Agent and the other parties hereto are parties to a Fourth Amended and Restated Credit Agreement made as of December 17, 2015 (the “Credit Agreement”);
AND WHEREAS the Borrower, the General Partner, the Administrative Agent and the Lenders have agreed to amend certain provisions of the Credit Agreement in the manner and on the terms and conditions provided for herein.
NOW THEREFORE for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
ARTICLE 1
DEFINITIONS
1.1    Definitions
All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.
ARTICLE 2
AMENDMENTS
2.1    Amendments to Credit Agreement
The Credit Agreement is hereby amended as follows:

(a)	Section 1.1 of the Credit Agreement is hereby amended by adding the following definition therein in the applicable alphabetical order;
““Depository Bill” means a depository bill, as such term is defined in the Depository Bills and Notes Act (Canada) (as such legislation may be amended, replaced or otherwise modified from time to time)”;

(b)
The definition of “BA Discount Rate” in Section 1.1 of the Credit Agreement is hereby amended by deleting the reference to “Non-Acceptance Bank” in clause (b) therein and replacing it with “Non-Acceptance Lender”;

(c)
Each of (i) the definition of “CDOR” in Section 1.1 of the Credit Agreement, (ii) Section 4.1 of the Credit Agreement and (iii) Section 12.5 of the Credit Agreement, is hereby amended by deleting the reference to “the Agent” in such definition or Section and replacing it with “the Administrative Agent”;

(d)	The definition of “Maturity Date” contained in Section 1.1 of the Credit Agreement is hereby amended by deleting the reference to “December 15, 2017” and replacing it with “December 14, 2018;

(e)	The definition of “Revolving Period” contained in Section 1.1 of the Credit Agreement is hereby amended by deleting the reference to “December 15, 2016” and replacing it with “December 14, 2017;

(f)	The definition of “Fee Letter” contained in Section 1.1 of the Credit Agreement is deleted in its entirety and replaced with the following:
“Fee Letter” means the amended and restated fee letter entered into between BNS, the Borrower and the General Partner dated December 15, 2016, as such fee letter may be amended, restated supplemented or otherwise modified from time to time;

(g)
Each of Section 5.1(iii) and Schedule 2(A) of the Credit Agreement is hereby amended by deleting the reference therein to “Notice of Borrowing” and replacing such reference with “Borrowing Notice”; and

(h)	Subsection (ii) of Section 9.2(g) is hereby deleted in its entirety and replaced with the following:
“(ii) the Borrower shall not form any Subsidiaries other than Permitted JA Subsidiaries and shall not enter into any joint ventures or joint arrangements other than Permitted Joint Arrangements.”

ARTICLE 3
CONDITIONS PRECEDENT
3.1    Conditions Precedent
This Amending Agreement shall become effective if and when:

(a)	the Administrative Agent shall have received this Amending Agreement duly executed and delivered by the Administrative Agent, the Lenders, the Borrower and the General Partner;

(b)	no Event of Default shall have occurred and be continuing; and

(c)	the Borrower shall have paid all fees and expenses in connection with this Amending Agreement including those set out in the Fee Letter.
The conditions set forth above are inserted for the sole benefit of the Lenders and may be waived by the Lenders in whole or in part, with or without terms or conditions.

ARTICLE 4
REPRESENTATIONS AND WARRANTIES
4.1    Representations and Warranties True and Correct; No Default or Event of Default
The Borrower and General Partner each hereby represents and warrants to the Administrative Agent and the Lenders that after giving effect to this Amending Agreement, (i) each of the representations and warranties of the Borrower and the General Partner, as the case may be, contained in the Credit Agreement and each of the other Credit Documents is true and correct on, and as of the date hereof as if made on such date (except to the extent that such representation or warranty expressly relates to an earlier date and except for changes therein expressly permitted or expressly contemplated by the Credit Agreement) and (ii) no event has occurred and is continuing which constitutes or would constitute a Default or an Event of Default.
ARTICLE 5
MISCELLANEOUS
5.1    No Other Amendments, Waivers or Consents
Except as expressly set forth herein, the Credit Agreement and all Credit Documents shall be unmodified and shall continue to be in full force and effect in accordance with their terms. The execution, delivery and effectiveness of the waiver and amendments in this Amending Agreement shall not be deemed to be a waiver of compliance in the future or a waiver of any preceding or succeeding breach of any covenant or provision of the Credit Agreement.
5.2    Time
Time is of the essence in the performance of the parties’ respective obligations in this Amending Agreement.
5.3    Governing Law
This Amending Agreement is a contract made under and shall be governed by and construed in accordance with the laws of the Province of Alberta and the federal laws of Canada applicable therein.
5.4    Successors and Assigns
This Amending Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and any assigns, transferees and endorsees of the Administrative Agent or any Lender. Nothing in this Amending Agreement, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, any benefit or any legal or equitable right, remedy or claim under this Amending Agreement.
5.5    Counterparts
This Amending Agreement may be executed by the parties hereto in counterparts and may be executed and delivered by facsimile or other electronic means and all such counterparts and facsimiles shall together constitute one and the same agreement.

[Remainder of page intentionally left blank – signature pages follow]

IN WITNESS OF WHICH the parties hereto have duly executed this Amending Agreement as of the date set forth on the first page of this Agreement.

ALTALINK MANAGEMENT LTD., in its capacity as General Partner of ALTALINK, L.P.
By:	/s/ David Koch
Name: David Koch
Title: Executive Vice President and CFO

By:	/s/ Christopher J. Lomore
Name: Christopher J. Lomore
Title: Vice President, Treasurer

ALTALINK MANAGEMENT LTD.
By:	/s/ David Koch
Name: David Koch
Title: Executive Vice President and CFO

By:	/s/ Christopher J. Lomore
Name: Christopher J. Lomore
Title: Vice President, Treasurer

AltaLink – First Amending Agreement to Fourth Amended and Restated Credit Agreement

THE BANK OF NOVA SCOTIA, as Administrative Agent, Co-Lead Arranger and Co-Bookrunner
By:	/s/ Clement Yu
Name: Clement Yu
Title: Director

By:	/s/ Ryan Moonilal
Name: Ryan Moonilal
Title: Analyst

THE BANK OF NOVA SCOTIA, as Lender
By:	/s/ Bradley Walker
Name: Bradley Walker
Title: Director

By:	/s/ Mathieu Leroux
Name: Mathieu Leroux
Title: Associate Director

AltaLink – First Amending Agreement to Fourth Amended and Restated Credit Agreement

ROYAL BANK OF CANADA, as Syndication Agent, Co-Lead Arranger, and Co-Bookrunner
By:	/s/ Timothy P. Murray
Name: TIMOTHY P. MURRAY
Title: AUTHORIZED SIGNATORY

ROYAL BANK OF CANADA, as Lender
By:	/s/ Timothy P. Murray
Name: TIMOTHY P. MURRAY
Title: AUTHORIZED SIGNATORY

AltaLink – First Amending Agreement to Fourth Amended and Restated Credit Agreement

THE BANK OF MONTREAL, as Co-Documentation Agent
By:	/s/ Carol McDonald
Name: Carol McDonald
Director

By:
Name:
Title:

THE BANK OF MONTREAL, as Lender
By:	/s/ Carol McDonald
Name: Carol McDonald
Title: Director

By:
Name:
Title:

AltaLink – First Amending Agreement to Fourth Amended and Restated Credit Agreement

NATIONAL BANK OF CANADA, as Co-Documentation Agent
By:	/s/ Mark Williamson
Name: Mark Williamson
Title: Authorized Signatory

By:	/s/ Rahul Rahul
Name: Rahul Rahul
Title: Authorized Signatory

NATIONAL BANK OF CANADA, as Lender
By:	/s/ Mark Williamson
Name: Mark Williamson
Title: Authorized Signatory

By:	/s/ Rahul Rahul
Name: Rahul Rahul
Title: Authorized Signatory

AltaLink – First Amending Agreement to Fourth Amended and Restated Credit Agreement

THE TORONTO-DOMINION BANK, as Lender
By:	/s/ Matthew Hendel
Name: Matthew Hendel
Title: Managing Director

By:	/s/ Hassan Abbas
Name: Hassan Abbas
Title: Vice President

AltaLink – First Amending Agreement to Fourth Amended and Restated Credit Agreement

ALBERTA TREASURY BRANCHES, as Lender
By:	/s/ Trevor Guinard
Name: Trevor Guinard
Title: Director

By:	/s/ Evan Hahn
Name: Evan Hahn
Title: Associate Director

AltaLink – First Amending Agreement to Fourth Amended and Restated Credit Agreement